2006 Equity Incentive Plan
EX-10.1

MFC DEVELOPMENT CORP.

2006 EQUITY INCENTIVE PLAN

As Adopted July 27, 2006

1.
PURPOSE.

The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and its Parent and Subsidiaries (if any), by offering them an opportunity to participate in the Company’s future performance through awards of Options and Warrants, the right to purchase Common Stock and Restricted Stock Awardes.  Capitalized terms not defined in the text are defined in Section 2.

2.
DEFINITIONS.

As used in this Plan, the following terms will have the following meanings:

“AWARD” means any award under this Plan, including any Option, Warrant, Stock Purchase Award or Restricted Stock Award.

“AWARD AGREEMENT” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“BOARD” means the Board of Directors of the Company.

“CAUSE” means any cause, as defined by applicable law, for the termination of a Participant’s employment with the Company or a Parent or Subsidiary of the Company.

“CODE” means the Internal Revenue Code of 1986, as amended.

“COMMITTEE” means the Board of Directors or committee comprised by a member or members of the Board of Directors.

“COMPANY” means MFC Development Corp, a Delaware corporation, or any successor corporation.

“DISABILITY” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

“EXERCISE PRICE” means the price at which a holder of an Option or Warrant may purchase the Shares issuable upon exercise of the Option or the Warrant.

“FAIR MARKET VALUE” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)
if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(b)
if such Common Stock is quoted on the NASDAQ National Market or the NASDAQ SmallCap Market, its closing price on the NASDAQ National Market or the NASDAQ SmallCap Market, respectively, on the date of determination as reported in The Wall Street Journal;

(c)
if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the closing price on the date of determination as reported by Bloomberg, L.P.; or

(d)
if none of the foregoing is applicable, by the Committee in good faith.

“INSIDER” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“OPTION” means an award of an option to purchase Shares pursuant to Section 6.

“PARENT” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“PARTICIPANT” means a person who receives an Award under this Plan.

“PERFORMANCE FACTORS” means the Company financial or individual business objectives or measures selected by the Committee, in its sole and absolute discretion, to determine whether the performance goals applicable to Awards have been satisfied.

“PERFORMANCE PERIOD” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Stock Purchase Awards or Restricted Stock Awardes, if such Awards are restricted.

“PLAN” means this MFC Development Corp 2006 Equity Incentive Plan, as amended from time to time.

“PURCHASE PRICE” means the price at which the recipient of a Stock Purchase Award may purchase the Shares.

“SEC” means the Securities and Exchange Commission.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“SHARES” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

“STOCK PURCHASE AWARD” means an award of Shares pursuant to Section 7.

“RESTRICTED STOCK AWARD” means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

“SUBSIDIARY” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“TERMINATION” or “TERMINATED” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, consultant, officer or director to the Company or a Parent or Subsidiary of the Company.  An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.  In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement.  The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).
“WARRANT”  means an award of a warrant to purchase Shares.

3.
SHARES SUBJECT TO THE PLAN.

3.1
Number of Shares Available.  Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan shall be 5,000,000 Shares and will include Shares that are subject to:  (a) issuance upon exercise of an Option or Warrant but cease to be subject to such Option or Warrant for any reason other than exercise of such Option or such Warrant; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued.  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options and Warrants granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

3.2
Adjustment of Shares.  In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options and Warrants, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

4.
ELIGIBILITY.

ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.  All other Awards may be granted to employees, consultants, officers and directors of the Company or any Parent or Subsidiary of the Company.  A person may be granted more than one Award under this Plan.

5.
ADMINISTRATION.

5.1
Committee Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee.  Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan.  Without limitation, the Committee will have the authority to:

(a)
construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)
prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)
select persons to receive Awards;

(d)
determine the form and terms of Awards;

(e)
determine the number of Shares or other consideration subject to Awards;

(f)
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)
grant waivers of Plan or Award conditions;

(h)
determine the vesting, exercisability and payment of Awards;

(i)
correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)
determine whether an Award has been earned; and

(k)
make all other determinations necessary or advisable for the administration of this Plan.

5.2
Committee Discretion.  Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.  The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

6.
OPTIONS.
The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

6.1
Form of Option Grant.  Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the “Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

6.2
Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee.  The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

6.3
Exercise Period.  Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines, provided, however, that in all events a Participant will be entitled to exercise an Option at the rate of at least 20% per year over five years from the date of grant, subject to reasonable conditions such as continued employment; and further provided that an Option granted to a Participant who is an officer or director may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

6.4
Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:  (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

6.5
Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement  (the “Exercise Agreement”) in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.6
Termination.  Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)
If the Participant’s service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date and no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO).

(b)
If the Participant’s service is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO).

(c)
Notwithstanding the provisions in paragraph 6.6(a) above, if the Participant’s service is Terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits.  For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

6.7
Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.

6.8
Limitations on ISO.  The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000.  If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

6.9
Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

6.10
No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

7.
STOCK PURCHASE AWARD.

A Stock Purchase Award is an offer by the Company to sell to an eligible person Shares that may or may not be subject to restrictions.  The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Stock Purchase Award, subject to the following:

7.1
Form of Stock Purchase Award.  All purchases under a Stock Purchase Award made pursuant to this Plan will be evidenced by an Award Agreement (the “Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  The offer of a Stock Purchase Award will be accepted by the Participant’s execution and delivery of the Stock Purchase Agreement and payment for the Shares to the Company in accordance with the Stock Purchase Agreement.

7.2
Purchase Price.  The Purchase Price of Shares sold pursuant to a Stock Purchase Award will be determined by the Committee on the date the Stock Purchase Award is granted and may not be less than 85% of the Fair Market Value of the Shares on the grant date, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value.  Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

7.3
Terms of Stock Purchase Awards.  Stock Purchase Awards may be subject to such restrictions as the Committee may impose.  These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Stock Purchase Agreement.  Stock Purchase Awards may vary from Participant to Participant and between groups of Participants.  Prior to the grant of a Stock Purchase Award subject to restrictions, the Committee shall:  (a) determine the nature, length and starting date of any Performance Period for the Stock Purchase Award; (b) select from among the

Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the transfer of any Stock Purchase Award, the Committee shall determine the extent to which such Stock Purchase Award has been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Purchase Awards that are subject to different Performance Periods and have different performance goals and other criteria.

7.4
Termination During Performance Period.  If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Purchase Award only to the extent earned as of the date of Termination in accordance with the Stock Purchase Agreement, unless the Committee determines otherwise.

8.
RESTRICTED STOCK AWARDS.

8.1
Awards of Restricted Stock.  A Restricted Stock Award is an award of Shares for services rendered to the Company or any Parent or Subsidiary of the Company.  A Restricted Stock Award will be awarded pursuant to an Award Agreement (the “Restricted Stock Award Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  A Restricted Stock Award may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Award Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  Restricted Stock Awards may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

8.2
Terms of Restricted Stock Awards.  The Committee will determine the number of Shares to be awarded to the Participant.  If the Restricted Stock Award is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Award Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Restricted Stock Award; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Awards have been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and different performance goals and other criteria.  The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee.  The Committee may adjust the performance goals applicable to Restricted Stock Awards to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

8.3
Form of Payment.  The earned portion of a Restricted Stock Award may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine.  Payment of an interest or dividend equivalent (if any) may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

9.
PAYMENT FOR SHARE PURCHASES.

Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)
by cancellation of indebtedness of the Company to the Participant;

(b)
by surrender of shares that either: (1) have been owned by the Participant for more than one year and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by the Participant in the public market;

(c)
by waiver of compensation due or accrued to the Participant for services rendered;

(d)
with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

If the Fair Market Value of one share of the Shares is greater than the exercise price (at the date of calculation as set forth below), in lieu of exercising the Option for cash, the Participant may elect to receive shares equal to the value (as determined below) of the Option (or the portion thereof being exercised) by surrender of the Option at the principal office of the Company with the properly endorsed Exercise Agreement in which event the Company shall issue to the Participant a number of Shares computed using the following formula:

X=Y (A-B)
            A

Where  X =
the number of Shares to be issued to the Participant

Y=
the number of Shares purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised (at the date of such calculation)

A=
the Fair Market Value of one Share (at the date of such calculation)

B=
Exercise Price or

(f)
by any combination of the foregoing.

10.
WITHHOLDING TAXES.

10.1
Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.  Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

10.2
Stock Withholding.  When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and will be in writing in a form acceptable to the Committee.

11.
PRIVILEGES OF STOCK OWNERSHIP.

11.1
Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are issued pursuant to a Stock Purchase Award with restrictions, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Stock Purchase Award; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 13.

11.2
Financial Statements.  The Company will provide financial statements to each Participant prior to such Participant’s purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12.
NON-TRANSFERABILITY.

Awards of Shares granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.  Awards of Options granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e).  During the lifetime of the Participant an Award will be exercisable only by the Participant.  During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

13.
REPURCHASE RIGHTS.

At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all of the unvested Shares held by a Participant following such Participant’s Termination Date.  Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness and the price per share shall be the Participant’s Exercise Price or Purchase Price, as applicable.

14.
CERTIFICATES.

All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15.
ESCROW; PLEDGE OF SHARES.

To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

16.
EXCHANGE AND BUYOUT OF AWARDS.

The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.  The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

17.
SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.
An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18.
NO OBLIGATION TO EMPLOY.
Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

19.
CORPORATE TRANSACTIONS.

19.1
Effect on Awards.  In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each of the foregoing a “Corporate Transaction”), any or all Awards granted pursuant to this Plan will accelerate, and will become vested and exercisable in full prior to the consummation of such event or at such other time and on such other conditions, if any, as the Committee determines.  If such Options are not exercised prior to the consummation of a Corporate Transaction, they shall terminate at such time as determined by the Committee.

19.2
Other Treatment of Awards.  Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of a Corporate Transaction, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

19.3
Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20.
ADOPTION AND STOCKHOLDER APPROVAL.

This Plan will become effective on the date on which it is adopted by the Board (the “Effective Date”).  Upon the Effective Date, the Committee may grant Awards pursuant to this Plan.  The Company intends to seek stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board; provided, however, if the Company fails to obtain stockholder approval of the Plan during such 12-month period, pursuant to Section 422 of the Code, any Option granted as an ISO at any time under the Plan will not qualify as an ISO within the meaning of the Code and will be deemed to be an NQSO.

21.
TERM OF PLAN/GOVERNING LAW.

Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.  This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

22.
AMENDMENT OR TERMINATION OF PLAN.

The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

23.
NONEXCLUSIVITY OF THE PLAN.
Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

24.
ACTION BY COMMITTEE.

Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee’s sole and absolute discretion.